                     SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 24, 1997
                                                        ----------------

                           Post Apartment Homes, L.P.
                           --------------------------
             (Exact name of registrant as specified in its charter)


           Georgia                   0-28226                   58-2053632
----------------------------     ---------------         -----------------------
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)            Identification No.)


    3350 Cumberland Circle, Atlanta, Georgia                      30339
--------------------------------------------------------------------------------
    (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code (770) 850-4400
                                                   --------------

Item 2. Acquisition or Disposition of Assets

         On October 24, 1997, Columbus Realty Trust, a Texas real estate investment trust ("Columbus"), merged with and into Post Interim Holding Company, Inc. (formerly Post LP Holdings, Inc.), a wholly owned subsidiary of Post Properties, Inc. ("PPI") (the "Merger") pursuant to the terms of an Agreement and Plan of Merger dated as of August 1, 1997. Pursuant to the Merger, each outstanding common share of beneficial interest, par value $.01 per share, of Columbus will be converted into the right to receive 0.615 shares of common stock of the Registrant, par value $.01 per share ("PPI Common Stock"), with cash being paid in lieu of fractional shares of PPI Common Stock.

         In connection with the Merger, the general partnership interest of the Registrant ("Post") was transferred to Post GP Holdings, Inc., a wholly owned subsidiary of PPI, and the units of limited partnership of the Registrant previously held by PPI were transferred to Post LP Holdings, Inc. In addition, following the Merger the assets of Columbus were transferred by Post LP Holdings, Inc. to the Registrant in exchange for units of limited partnership.

         As a result of the Merger, PPI is the largest multi-family REIT concentrating on the development of upscale multi-family apartment homes in the major metropolitan markets of the Southeast and Southwest, with a total market capitalization of approximately $2.2 billion.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

         (b)      Pro Forma Financial Information

                  (i) Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 1997

                  (ii) Unaudited Pro Forma Combined Statements of Operations For the Six Months Ended June 30, 1997 and the Year Ended December 31, 1996

                  (iii) Notes to Unaudited Pro Forma Balance Sheet and Statement of Operations

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    POST APARTMENT HOMES, L.P.
                                    (Registrant)


                                    By: POST GP HOLDINGS, INC
                                        as general partner


Date: November 7, 1997                    By: John A. Williams
                                              -------------------------------
                                              John A. Williams
                                              Chairman of the Board and Chief
                                              Executive Officer

                           POST APARTMENT HOMES, L.P.

                  BASIS OF PRESENTATION TO UNAUDITED PRO FORMA
                             COMBINED BALANCE SHEET
                                 JUNE 30, 1997

     The Post Apartment Homes, L.P. Unaudited Pro Forma Combined Balance Sheet gives effect to the Merger of Post and Columbus as if the Merger had occurred on June 30, 1997. The Unaudited Pro Forma Combined Balance Sheet gives effect to the Merger under the "purchase" method of accounting in accordance with Accounting Principles Board Opinion No. 16. In the opinion of management, all significant adjustments necessary to reflect the effects of the Merger have been made.

     The Unaudited Pro Forma Combined Balance Sheet is presented for comparative purposes only and is not necessarily indicative of what the actual combined financial position of Post and Columbus would have been at June 30, 1997, nor does it purport to represent the future combined financial position of Post and Columbus. This Post Apartment Homes, L.P. Unaudited Pro Forma Combined Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of Post and Columbus.

                           POST APARTMENT HOMES, L.P.

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                 JUNE 30, 1997

                                                                               PRO FORMA
                                                 POST          COLUMBUS          MERGER        PRO FORMA
                                             HISTORICAL(A)   HISTORICAL(A)   ADJUSTMENTS(B)     COMBINED
                                             -------------   -------------   --------------    ----------
                                                                    (IN THOUSANDS)
                                                 ASSETS
Real estate assets
  Land.....................................   $  149,071       $ 46,663         $ 21,907(C)    $  217,641
  Building and improvements................      736,891        331,380          108,096(C)     1,176,367
  Furniture, fixtures and equipment........       76,835          4,912                            81,747
  Construction in progress (includes land
     on properties under development)......      203,477         73,459                           276,936
  Land held for future development.........        8,660             --                             8,660
                                              ----------       --------         --------       ----------
                                               1,174,934        456,414          130,003        1,761,351
  Less: accumulated depreciation...........     (185,068)       (46,576)          46,576(C)      (185,068)
                                              ----------       --------         --------       ----------
  Real estate held for investment..........      989,866        409,838          176,579        1,576,283
  Cash and cash equivalents................        1,771          6,688                             8,459
  Restricted cash..........................        1,016            313                             1,329
  Deferred charges, net....................        9,652          1,361               86(D)        11,099
  Other assets.............................       11,468         12,963           (2,078)(E)       22,353
                                              ----------       --------         --------       ----------
          Total assets.....................   $1,013,773       $431,163         $174,587       $1,619,523
                                              ==========       ========         ========       ==========

                                  LIABILITIES AND PARTNERS'/SHAREHOLDERS' EQUITY
Notes payable..............................   $  473,683       $231,477         $(27,203)(F)   $  677,957
Accrued interest payable...................        4,305            332                             4,637
Distribution payable.......................       16,220             --                            16,220
Accounts payable and accrued expenses......       30,573         11,722                            42,295
Security deposits and prepaid rents........        5,179          2,225                             7,404
Other liabilities..........................           --          2,063                             2,063
                                              ----------       --------         --------       ----------
          Total liabilities................      529,960        247,819          (27,203)         750,576
                                              ----------       --------         --------       ----------
Partners'/shareholders' equity
  Partners' equity.........................      483,813             --          385,134(G)       868,947
  Common stock.............................           --            134             (134)(H)           --
  Additional paid-in capital...............           --        213,981         (213,981)(I)           --
  Accumulated earnings(deficit)............           --        (30,765)          30,765(J)            --
  Treasury stock...........................           --             (6)               6(J)            --
                                              ----------       --------         --------       ----------
          Total partners'/shareholders'
            equity.........................      483,813        183,344          201,790          868,947
                                              ----------       --------         --------       ----------
          Total liabilities and
            partners'/shareholders'
            equity.........................   $1,013,773       $431,163         $174,587       $1,619,523
                                              ==========       ========         ========       ==========

                           POST APARTMENT HOMES, L.P.

                  BASIS OF PRESENTATION TO UNAUDITED PRO FORMA
                       COMBINED STATEMENTS OF OPERATIONS'
  FOR THE SIX MONTHS ENDED JUNE 30, 1997 AND THE YEAR ENDED DECEMBER 31, 1996

     The Post Apartment Homes, L.P. Unaudited Pro Forma Combined Statements of Operations for the six months ended June 30, 1997 and the year ended December 31, 1996 are presented as if the Merger had occurred on January 1, 1996. The Post Apartment Homes, L.P. Unaudited Pro Forma Combined Statements of Operations give effect to the Merger under the "purchase" method of accounting in accordance with Accounting Principles Board of Opinion No. 16. In the opinion of management, all significant adjustments necessary to reflect the effects of these transactions have been made.

     The Post Apartments Homes, L.P. Unaudited Pro Forma Combined Statements of Operations are presented for comparative purposes only and are not necessarily indicative of what the actual combined results of Post and Columbus would have been for the six months ended June 30, 1997 and the year ended December 31, 1996, nor do they purport to be indicative of the results of operations in future periods. The Post Apartment Homes, L.P. Unaudited Pro Forma Combined Statements of Operations should be read in conjunction with, and are qualified in their entirety by, the respective historical financial statements and notes thereto of Post and Columbus.

                           POST APARTMENT HOMES, L.P.

             UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1997

                                             POST           COLUMBUS         MERGER         PRO FORMA
                                         HISTORICAL(K)    HISTORICAL(K)    ADJUSTMENTS      COMBINED
                                         -------------    -------------    -----------     -----------
                                           (IN THOUSANDS EXCEPT UNIT/SHARE AND PER UNIT/SHARE DATA)
Revenues:
  Rental...............................   $   84,131       $   26,879                      $   111,010
  Property management - third party....        1,092               71                            1,163
  Landscape services - third party.....        2,446               --                            2,446
  Interest.............................           15              181                              196
  Other................................        2,996            1,176                            4,172
                                          ----------       ----------      ----------      -----------
          Total revenues...............       90,680           28,307                          118,987
                                          ----------       ----------      ----------      -----------
Expenses:
  Property operating and maintenance
     (exclusive of items shown
     separately below).................       31,132            9,449                           40,581
  Depreciation (real estate assets)....       12,563            6,056             292(L)        18,911
  Depreciation (non-real estate
     assets)...........................          495              145                              640
  Property management - third party....          814               --                              814
  Landscape services - third party.....        2,031               --                            2,031
  Interest.............................       11,070            4,898          (1,435)(M)       14,533
  Amortization of deferred loan
     costs.............................          552              252            (211)(N)          593
  General and administrative...........        3,419            1,331            (725)(O)        4,025
                                          ----------       ----------      ----------      -----------
          Total expenses...............       62,076           22,131          (2,079)          82,128
                                          ----------       ----------      ----------      -----------
  Income before net gain on sale of
     assets and extraordinary item.....       28,604            6,176           2,079           36,859
  Net gain on sale of assets...........        3,512              561                            4,073
                                          ----------       ----------      ----------      -----------
  Net income before extraordinary
     item..............................       32,116            6,737           2,079           40,932
  Distribution to preferred
     unitholders.......................       (2,125)              --          (1,906)          (4,031)
                                          ----------       ----------      ----------      -----------
  Net income available to common
     unitholders/shareholders before
     extraordinary item................   $   29,991       $    6,737      $      173      $    36,901
                                          ==========       ==========      ==========      ===========
Per common unit/share data:
  Weighted average common units/shares
     outstanding -- primary............   27,206,432       13,496,035      (5,076,905)(P)   35,625,562
  Net income available to common
     unitholders/shareholders before
     extraordinary item................   $     1.10       $     0.50      $    (0.57)     $      1.04

                           POST APARTMENT HOMES, L.P.

             UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996

                                            POST           COLUMBUS          MERGER         PRO FORMA
                                        HISTORICAL(K)    HISTORICAL(K)     ADJUSTMENTS       COMBINED
                                        -------------    -------------     -----------      ----------
                                           (IN THOUSANDS EXCEPT UNIT/SHARE AND PER UNIT/SHARE DATA)
Revenues:
  Rental..............................   $  157,735       $   45,910                        $  203,645
  Property management - third party...        2,828              298                             3,126
  Landscape services - third party....        4,834                -                             4,834
  Interest............................          326              228                               554
  Other...............................        4,985            2,094                             7,079
                                         ----------       ----------       ----------       ----------
          Total revenues..............      170,708           48,530               --          219,238
                                         ----------       ----------       ----------       ----------
Expenses:
  Property operating and maintenance
     (exclusive of items shown
     separately below)................       57,335           16,365                            73,700
  Depreciation (real estate assets)...       22,676           10,257            2,440(L)        35,373
  Depreciation (non-real estate
     assets)..........................          927              346                             1,273
  Property management - third party...        2,055                -                             2,055
  Landscape services - third party....        3,917                -                             3,917
  Interest............................       22,131            7,884           (2,324)(M)       27,691
  Amortization of deferred loan
     costs............................        1,352              393             (327)(N)        1,418
  General and administrative..........        7,716            2,073           (1,450)(O)        8,339
                                         ----------       ----------       ----------       ----------
          Total expenses..............      118,109           37,318           (1,661)         153,766
                                         ----------       ----------       ----------       ----------
  Income before net gain on sale of
     assets and extraordinary item....       52,599           11,212            1,661           65,472
  Net gain on sale of assets..........          854              246                             1,100
                                         ----------       ----------       ----------       ----------
  Net income before extraordinary
     item.............................       53,453           11,458            1,661           66,572
  Distribution to preferred
     unitholders......................       (1,063)                           (3,813)          (4,876)
                                         ----------       ----------       ----------       ----------
  Net income available to common
     unitholders/shareholders before
     extraordinary item...............   $   52,390       $   11,458       $   (2,152)      $   61,696
                                         ==========       ==========       ==========       ==========
Per common unit/share data:
  Weighted average common units/shares
     outstanding - primary............   26,917,723       12,142,069       (3,722,939)(P)   35,336,853
  Net income available to common
     unitholders/shareholders before
     extraordinary item...............   $     1.95       $     0.94       $    (1.14)      $     1.75

                           POST APARTMENT HOMES, L.P.

                          NOTES TO UNAUDITED PRO FORMA
                   BALANCE SHEET AND STATEMENTS OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

(A) Represents the respective historical balance sheet of Post and Columbus as of June 30, 1997. Certain reclassifications have been made to Columbus' historical balance sheet to conform to Post's balance sheet presentation.

(B) Represents adjustments to record the Merger in accordance with the purchase method of accounting, based upon the assumed purchase price of $605,750 assuming a market value of $40.09 per share of PPI Common Stock, as follows:

Issuance of 8,407 Units to PPI resulting from the issuance
  of 8,407 shares of PPI Common Stock based on the 0.615
  exchange for 13,669 Columbus Common Shares, which includes
  260 Columbus Common Shares issued immediately prior to the
  Merger....................................................  $337,009
Assumption of Columbus' liabilities (including $2,217 of
  purchase adjustments).....................................   250,036
Merger costs (see calculation below)........................    18,705
                                                              --------
                                                              $605,750
                                                              ========

     The following is a calculation of the estimated fees and other expenses related to the Merger:

Buyout of employment agreements.............................  $ 8,800
Advisory fees...............................................    7,455
Legal and accounting fees...................................    1,500
Other, including printing, filing and transfer costs........      950
                                                              -------
          Total.............................................  $18,705
                                                              =======

(C) Represents the estimated increase in Columbus' real estate assets, net based upon Post's purchase price and the adjustment to eliminate the basis of Columbus' net assets acquired:

Purchase Price (see Note B).................................  $605,750
  Less: Historical basis of Columbus' net assets acquired
     Real estate assets.....................................  (409,838)
     Other assets, net of purchase adjustments..............   (19,333)
                                                              --------
Step-up to record fair value of Columbus' real estate
  assets....................................................  $176,579
                                                              ========

     The allocation to land and building and improvements to record the step-up was based upon relative fair values of Columbus' real estate assets.

(D) Increase due to estimated loan costs incurred to refinance Columbus' debt ($1,056) net of elimination of Columbus' historical deferred loan costs ($970).

(E) Decrease due to recognition of historical deferred compensation expense upon vesting of certain options of Columbus prior to the Merger.

                           POST APARTMENT HOMES, L.P.

                   BALANCE SHEET AND STATEMENTS OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

(F)  Decrease to notes payable reflects the financing of the following:

Net proceeds from issuance of PPI preferred stock...........  $(48,325)
Transaction costs...........................................    18,705
Loan costs on refinanced debt...............................     1,056
Prepayment penalties on existing debt.......................     1,161
Registration costs..........................................       200
                                                              --------
                                                              $(27,203)
                                                              ========

(G)  Increase to partners' equity to reflect the following:

Contribution of proceeds from PPI related to its issuance of
  8,407 units at $40.09 per share...........................  $ 337,009
Contribution of proceeds from PPI related to its issuance of
  2,000,000 preferred shares................................     48,325
  Less:
  Registration costs incurred in connection with the
     Merger.................................................       (200)
                                                              ---------
                                                              $ 385,134
                                                              =========

(H) Decrease results from elimination of Columbus Common Shares at $.01 par value ($134).

(I) Decrease represents elimination of Columbus' historical paid in capital as a result of the Merger.

(J) Reflects the elimination of Columbus' distribution in excess of accumulated earnings and treasury stock to partners' equity, as a result of the Merger.

(K) Represents the respective historical statement of operations of Post and Columbus for the period indicated. Certain reclassifications have been made to Columbus' Historical Statement of Operations to conform to Post's Statement of Operations presentation.

(L) Represents the net increase in depreciation of real estate owned as a result of recording Columbus' real estate assets at fair value versus historical cost. Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets which have a useful life of approximately 35 years.

     The calculation of the fair value of depreciable real estate assets at June 30, 1997 is as follows:

Historical basis of Columbus' real estate property, net.....  $409,838
Plus: Step up to Columbus' real estate property, net (see
  Note C)...................................................   176,579
                                                              --------
Pro forma basis of Columbus' real estate property at fair
  value.....................................................   586,417
Less: Fair value allocated to land..........................   (68,570)
      Construction in progress..............................   (73,459)
                                                              --------
Pro forma basis of Columbus' depreciable real estate
  property at fair value....................................  $444,388
                                                              ========

     Calculation of depreciation of real estate property for the six months ended June 30, 1997:

Depreciation expense based upon an estimated useful life of
  approximately 35 years....................................  $ 6,348
Less: Historic Columbus depreciation of real estate
  property..................................................   (6,056)
                                                              -------
Pro forma adjustment........................................  $   292
                                                              =======

                           POST APARTMENT HOMES, L.P.

                   BALANCE SHEET AND STATEMENTS OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

     Calculation of depreciation of real estate property for the year ended December 31, 1996 is as follows:

Depreciation expense based upon an estimated useful life of
  approximately 35 years....................................  $12,697
Less: Historic Columbus depreciation of real estate
  property..................................................   10,257
                                                              -------
Pro forma adjustment........................................  $ 2,440
                                                              =======

(M) Decrease results from refinancing of Columbus' debt at lower interest rates.

(N) Decrease results from the elimination of amortization of Columbus' deferred financing costs, which costs would be eliminated in connection with the Merger, net of estimated amortization of deferred financing costs for refinanced debt.

(O) Decrease results from identified historical costs of certain items which will be eliminated or reduced as a result of the Merger as follows:

Duplication of public company expenses......................  $  650
Reduction in salaries and benefits..........................     600
Other.......................................................     200
                                                              ------
          Annual total......................................  $1,450
                                                              ======

(P) Decrease of Weighted Average Common Shares Outstanding based on the conversion of Columbus Common Shares to Post Common Stock at a conversion ratio of 0.615 Columbus Common Shares per Post Common Stock and a par value of $.01.